UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04527)

Exact name of registrant as specified in charter:	Putnam Minnesota Tax Exempt Income Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

James E. Thomas, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2024

Date of reporting period:	June 1, 2023 – November 30, 2023

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing®

Putnam INVESTMENTS

Putnam Minnesota Tax Exempt Income Fund

Semiannual report
11 | 30 | 23

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PXMNX

Putnam Minnesota
Tax Exempt
Income Fund

Semiannual report
11 | 30 | 23

Message from the Trustees	1
Your fund at a glance	2
Your fund’s expenses	3
Other information for shareholders	5
Important notice regarding Putnam’s privacy policy	6
Trustee approval of management contracts	7
Financial statements	15

Message from the Trustees

January 9, 2024

Dear Fellow Shareholder:

The U.S. economy has defied expectations of a recession in 2023, with the pace of growth picking up speed in the third quarter. Growth concerns were fueled by the U.S. Federal Reserve’s interest-rate increases, which were intended to lower inflation. Fortunately, the U.S. economy appears to be headed for a “soft landing,” as price pressures continue to ease without a substantial increase in unemployment rates.

Uncertainty over the impacts of higher interest rates contributed to volatility even as markets advanced this year. After the Fed lifted rates to a range of 5.25%–5.50% in July 2023, stock and bond prices slumped through October 2023. During this period, the 10-year U.S. Treasury yield, a key benchmark for setting mortgage rates, rose to nearly 5% for the first time since 2007. The yield then fell sharply during November 2023, when the Fed signaled it would cut interest rates sooner than previously anticipated.

As the past year shows, market trends can change frequently. Your investment team is actively analyzing emerging opportunities and risks in the financial markets. The following report provides an update on your fund.

Thank you for investing with Putnam.

Credit qualities are shown as a percentage of the fund’s net assets as of 11/30/23. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time. Due to rounding, percentages may not equal 100%.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

2 Minnesota Tax Exempt Income Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R6	Class Y
Total annual operating expenses for the fiscal
year ended 5/31/23	0.90%	1.50%	1.65%	0.60%	0.65%
Annualized expense ratio for the six-month
period ended 11/30/23	0.90%	1.50%	1.65%	0.60%	0.65%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/23 to 11/30/23. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$4.54	$7.56	$8.31	$3.03	$3.28
Ending value (after expenses)	$1,019.10	$1,014.90	$1,014.10	$1,019.40	$1,019.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (183); and then dividing that result by the number of days in the year (366).

Minnesota Tax Exempt Income Fund 3

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/23, use the following calculation method. To find the value of your investment on 6/1/23, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$4.55	$7.57	$8.32	$3.03	$3.29
Ending value (after expenses)	$1,020.50	$1,017.50	$1,016.75	$1,022.00	$1,021.75

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (183); and then dividing that result by the number of days in the year (366).

4 Minnesota Tax Exempt Income Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577. We will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2023, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam funds. As of November 30, 2023, Putnam employees had approximately $503,000,000 and the Trustees had approximately $69,000,000 invested in Putnam funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Minnesota Tax Exempt Income Fund 5

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

6 Minnesota Tax Exempt Income Fund

Trustee approval of management contracts

Consideration of your fund’s new and interim management and sub-management contracts

At their meeting on June 23, 2023, the Board of Trustees of your fund, including all of the Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam mutual funds, closed-end funds and exchange-traded funds (collectively, the “funds”) (the “Independent Trustees”) approved, subject to approval by your fund’s shareholders, a new management contract with Putnam Investment Management (“Putnam Management”) and a new sub-management contract between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”) (collectively, the “New Management Contracts”). The Trustees considered the proposed New Management Contracts in connection with the planned acquisition of Putnam U.S. Holdings I, LLC (“Putnam Holdings”) by a subsidiary of Franklin Resources, Inc. (“Franklin Templeton”). The Trustees considered that, on May 31, 2023, Franklin Templeton and Great-West Lifeco Inc., the then-parent company of Putnam Holdings, announced that they had entered into a definitive agreement for a subsidiary of Franklin Templeton to acquire Putnam Holdings in a stock and cash transaction (the “Transaction”). The Trustees noted that Putnam Holdings was the parent company of Putnam Management and PIL. The Trustees were advised that the Transaction would result in a “change of control” of Putnam Management and PIL and would cause your fund’s then-current Management Contract with Putnam Management and Sub-Management Contract with PIL (collectively, the “Existing Management Contracts”) to terminate in accordance with the 1940 Act. The Trustees considered that the New Management Contracts would take effect upon the closing of the Transaction, which, at that time, was expected to occur in the fourth quarter of 2023.1

In addition to the New Management Contracts, the Trustees also approved interim management and sub-management contracts with Putnam Management and PIL, respectively (the “Interim Management Contracts”), which would take effect in the event that for any reason shareholder approval of a New Management Contract was not received by the time of the Transaction closing. The Trustees considered that each Interim Management Contract that became effective would remain in effect until shareholders approved the proposed New Management Contract, or until 150 days elapse after the closing of the Transaction, whichever occurred first. The considerations and conclusions discussed in connection with the Trustees’ consideration of the New Management Contracts and the continuance of your fund’s Existing Management Contracts also apply to the Trustees’ consideration of the Interim Management Contracts, supplemented by consideration of the terms, nature and reason for any Interim Management Contract.

The Independent Trustees met with their independent legal counsel, as defined in Rule 0–1(a)(6) under the 1940 Act (their “independent legal counsel”), and representatives of Putnam Management and its then-parent company, Power Corporation of Canada, to discuss the potential Transaction, including the timing and structure of the Transaction and its implications for Putnam Management and the funds, during their regular meeting on November 18, 2022, and the full Board of Trustees further discussed these matters with representatives of Putnam Management at its regular meeting on December 15, 2022. At a special meeting on December 20, 2022, the full Board of Trustees met with representatives of Putnam Management, Power Corporation of Canada and Franklin Templeton to further discuss the potential Transaction, including Franklin Templeton’s strategic plans for Putnam Management’s asset management business and the funds, potential sources of synergy between Franklin Templeton and Putnam Management, potential areas of partnership between Power Corporation of Canada and Franklin Templeton, Franklin Templeton’s distribution capabilities, Franklin Templeton’s existing service provider relationships and Franklin Templeton’s recent acquisitions of other asset management firms.

In order to assist the Independent Trustees in their consideration of the New Management Contracts and other anticipated impacts of the Transaction on the funds and their shareholders, independent legal counsel for the Independent Trustees furnished an initial information request to Franklin Templeton (the “Initial Franklin Request”). At a special meeting of the full Board

1 The Transaction ultimately closed on January 1, 2024.

Minnesota Tax Exempt Income Fund 7

of Trustees held on January 25, 2023, representatives of Franklin Templeton addressed the firm’s responses to the Initial Franklin Request. At the meeting, representatives of Franklin Templeton discussed, among other things, the business and financial condition of Franklin Templeton and its affiliates, Franklin Templeton’s U.S. registered fund operations, its recent acquisition history, Franklin Templeton’s intentions regarding the operation of Putnam Management and the funds following the completion of the potential Transaction and expected benefits to the funds and Putnam Management that might result from the Transaction.

The Board of Trustees actively monitored developments with respect to the potential Transaction throughout the period leading up to the public announcement of a final sale agreement on May 31, 2023. The Independent Trustees met to discuss these matters at their regular meetings on January 27, April 20 and May 19, 2023. The full Board of Trustees also discussed developments at their regular meeting on February 23, 2023. Following the public announcement of the Transaction on May 31, 2023, independent legal counsel for the Independent Trustees furnished a supplemental information request (the “Supplemental Franklin Request”) to Franklin Templeton. At the Board of Trustees’ regular in-person meeting held on June 22–23, 2023, representatives of Putnam Management and Power Corporation of Canada provided further information regarding, among other matters, the final terms of the Transaction and efforts undertaken to retain Putnam employees. The Contract Committee of the Board of Trustees also met on June 22, 2023 to discuss Franklin Templeton’s responses to the Supplemental Franklin Request. Mr. Reynolds, the only Trustee affiliated with Putnam Management, participated in portions of these meetings to provide the perspective of the Putnam organization, but did not otherwise participate in the deliberations of the Independent Trustees or the Contract Committee regarding the potential Transaction.

After the presentations and after reviewing the written materials provided, the Independent Trustees met at their in-person meeting on June 23, 2023 to consider the New Management Contracts for each fund, proposed to become effective upon the closing of the Transaction, and the filing of a preliminary proxy statement. At this meeting and throughout the process, the Independent Trustees also received advice from their independent legal counsel regarding their responsibilities in evaluating the potential Transaction and the New Management Contracts. The Independent Trustees reviewed the terms of the proposed New Management Contracts and the differences between the New Management Contracts and the Existing Management Contracts. They noted that the terms of the proposed New Management Contracts were substantially identical to the Existing Management Contracts, except for certain changes designed largely to address differences among various of the existing contracts, which had been developed and implemented at different times in the past.

In considering the approval of the proposed New Management Contracts, the Board of Trustees took into account a number of factors, including: 2

(i) Franklin Templeton’s and Putnam Management’s belief that the Transaction would not adversely affect the funds or their shareholders and their belief that the Transaction was likely to result in certain benefits (described below) for the funds and their shareholders;

(ii) That Franklin Templeton did not intend to make any material change in Putnam Management’s senior investment professionals (other than certain changes related to reporting structure and organization of personnel discussed below), including the portfolio managers of the funds, or to the firm’s operating locations as a result of the Transaction;

(iii) That Franklin Templeton intended for Putnam Management’s equity investment professionals to continue to operate largely independently from Franklin Templeton, reporting to Franklin Templeton’s Head of Public Markets following the Transaction;

(iv) That, while Putnam Management’s organizational structure was not expected to change immediately following the Transaction, Franklin Templeton intended to revise Putnam Management’s reporting structure in order to include Putnam Management’s fixed income investment professionals in Franklin Templeton’s fixed income group and to include Putnam Management’s Global Asset Allocation (“GAA”) investment professionals in Franklin Templeton’s investment

2 All subsequent references to Putnam Management describing the Board of Trustees’ considerations should be deemed to include references to PIL as necessary or appropriate in the context.

8 Minnesota Tax Exempt Income Fund

solutions group, with both Franklin Templeton groups reporting to Franklin Templeton’s Head of Public Markets;

(v) Franklin Templeton’s expectation that there would not be any changes in the investment objectives, strategies or portfolio holdings of the funds as a result of the Transaction;

(vi) That neither Franklin Templeton nor Putnam Management had any current plans to propose changes to the funds’ existing management fees or expense limitations, or current plans to make changes to the funds’ existing distribution arrangements;

(vii) Franklin Templeton’s and Putnam Management’s representations that, following the Transaction, there was not expected to be any diminution in the nature, quality and extent of services provided to the funds and their shareholders by Putnam Management and PIL, including compliance and other non-advisory services;

(viii) That Franklin Templeton did not currently plan to change the branding of the funds or to change the lineup of funds in connection with the Transaction but would continue to evaluate how best to position the funds in the market;

(ix) The possible benefits accruing to the funds and their shareholders as a result of the Transaction, including:

a. That the scale of Franklin Templeton’s investment operations platform would increase the investment and operational resources available to the funds;

b. That the Putnam open-end funds would benefit from Franklin Templeton’s large retail and institutional global distribution capabilities and significant network of intermediary relationships, which may provide additional opportunities for the funds to increase assets and reduce expenses by spreading expenses over a larger asset base; and

c. Potential benefits to shareholders of the Putnam open-end funds that could result from the alignment of certain fund features and shareholder benefits with those of other funds sponsored by Franklin Templeton and its affiliates and access to a broader array of investment opportunities;

(x) The financial strength, reputation, experience and resources of Franklin Templeton and its investment advisory subsidiaries;

(xi) Franklin Templeton’s expectation that the Transaction would not impact the capabilities or responsibilities of Putnam Management’s Investment Division (other than any impact related to reporting structure changes for Putnam Management’s equity, fixed income and GAA investment groups and to including Putnam Management’s fixed income and GAA investment professionals in existing Franklin Templeton investment groups, as discussed above) and that any changes to the Investment Division over the longer term would be made in order to achieve perceived operational efficiencies or improvements to the portfolio management process;

(xii) Franklin Templeton’s commitment to maintaining competitive compensation arrangements to allow Putnam Management to continue to attract and retain highly qualified personnel and Putnam Management’s and Franklin Templeton’s efforts to retain personnel, including efforts implemented since the Transaction was announced;

(xiii) That the current senior management teams at Putnam Management and Power Corporation of Canada had indicated their strong support of the Transaction and that Putnam Management had recommended that the Board of Trustees approve the New Management Contracts; and

(xiv) Putnam Management’s and Great-West Lifeco Inc.’s commitment to bear all expenses incurred by the funds in connection with the Transaction, including all costs associated with the proxy solicitation in connection with seeking shareholder approval of the New Management Contracts.

Finally, in considering the proposed New Management Contracts, the Board of Trustees also took into account their concurrent deliberations and conclusions, as described below, in connection with their annual review of the funds’ Existing Management Contracts and the approval of their continuance, effective July 1, 2023, and the extensive materials that they had reviewed in connection with that review process.

Based upon the foregoing considerations, on June 23, 2023, the Board of Trustees, including all of the Independent Trustees, unanimously approved the proposed New Management Contracts and determined to recommend their approval to the shareholders of the funds.

Minnesota Tax Exempt Income Fund 9

General conclusions — Existing
Management Contracts

The Board of Trustees oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and the sub-management contract with respect to your fund between Putnam Management and PIL. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees did not attempt to evaluate PIL as a separate entity.) The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board of Trustees’ independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2023, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board of Trustees’ independent staff and by independent legal counsel for the funds and the Independent Trustees.

At the Board of Trustees’ June 2023 meeting, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At that meeting, the Contract Committee also met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s Existing Management Contracts, effective July 1, 2023, and the approval of your fund’s New Management Contracts and Interim Management Contracts, as discussed above.

The Independent Trustees’ approvals were based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam mutual funds and closed-end funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newer funds (including the exchange-traded funds) or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. The Trustees also took into account their concurrent deliberations and conclusions, and the materials that they had reviewed, in connection with their approval on June 23, 2023 of the Interim Management Contracts and the New Management Contracts, which had been proposed in light of the Transaction (which would

10 Minnesota Tax Exempt Income Fund

cause the fund’s Existing Management Contracts to terminate in accordance with applicable law or the terms of each contract).

Management fee schedules
and total expenses

The Trustees reviewed the management fee schedules in effect for all funds, including fee levels and any breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two mutual funds and each of the exchange-traded funds have implemented so-called “all-in” or unitary management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees, Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2022. These expense limitations were: (i) a contractual expense limitation applicable to specified mutual funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified mutual funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2022. Putnam Management and PSERV have agreed to maintain these expense limitations until at least September 30, 2024. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have the mutual fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve your fund’s New Management Contracts and Interim Management Contracts and the continuance of your fund’s Existing Management Contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2022. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2022 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds, as applicable. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to (as applicable) the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information

Minnesota Tax Exempt Income Fund 11

about revenues, expenses and profitability in 2022 for each of the applicable agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for each of the funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees in connection with their annual contract review for the funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution and defined benefit retirement plan markets, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s manager-traded separately managed account programs. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the funds. The Trustees observed that the differences in fee rates between these clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for 1940 Act-registered funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, peer-relative and benchmark-relative Putnam fund performance was generally encouraging in 2022 against a backdrop of volatile equity and fixed income markets, driven by factors such as Russia’s invasion of Ukraine, increased tensions with China, disruptions in energy markets and broader supply chains, rising inflation and the significant tightening of monetary policy by the Board of Governors of the Federal Reserve in an effort to combat inflation. The Trustees further noted that, in the face of these numerous economic headwinds, corporate earnings and employment data had been generally robust throughout 2022. For the one-year period ended December 31, 2022, the Trustees noted that the Putnam funds, on an asset-weighted basis, ranked in the 41st percentile of their peers as determined by Lipper Inc. (“Lipper”) and, on an asset-weighted-basis, outperformed their benchmarks by 1.3% gross of fees over the one-year period. The Committee also noted that the funds’ aggregate performance over longer-term periods continued to be strong, with the funds, on an asset-weighted basis, ranking in the 34th, 27th and 22nd percentiles of their Lipper peers over the three-year, five-year and ten-year periods ended December 31, 2022, respectively. The Trustees further noted that the funds, in the aggregate, outperformed their benchmarks on a gross basis for each of the three-year, five-year and ten-year periods. The Trustees also considered the Morningstar Inc. ratings assigned to the funds and that 40 funds were rated four or five stars at the end of 2022, which represented an increase of 15 funds year-over-year. The Trustees also

12 Minnesota Tax Exempt Income Fund

considered that seven funds were five-star rated at the end of 2022, which was a year-over-year decrease of two funds, and that 83% of the funds’ aggregate assets were in four- or five-star rated funds at year end.

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes, as reported in the Barron’s/Lipper Fund Families survey (the “Survey”). The Trustees noted that the Survey ranks mutual fund companies based on their performance across a variety of asset types, and that The Putnam Fund complex had performed exceptionally well in 2022. In this regard, the Trustees considered that the funds had ranked 9th out of 49 fund companies, 3rd out of 49 fund companies and 2nd out of 47 fund companies for the one-year, five-year and ten-year periods, respectively. The Trustees also noted that The Putnam Fund complex had been the only fund family to rank in the top ten in all three time periods. They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2022 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and, where relevant, actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor the performance of those funds.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Minnesota Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2022 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	2nd
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2022, there were 38, 37 and 35 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing.

Brokerage and soft-dollar allocations; distribution and investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Minnesota Tax Exempt Income Fund 13

Putnam Management may also receive benefits from payments made to Putnam Management’s affiliates by the mutual funds for distribution services and investor services. In conjunction with the review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the mutual funds to PSERV and PRM for such services were fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the mutual funds, and that they were of a quality at least equal to those provided by other providers.

14 Minnesota Tax Exempt Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover (not required for money market funds) in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Minnesota Tax Exempt Income Fund 15

The fund’s portfolio 11/30/23 (Unaudited)

Key to holding’s abbreviations

AGM Assured Guaranty Municipal Corporation
COP Certificates of Participation
FNMA Coll. Federal National Mortgage Association Collateralized
G.O. Bonds General Obligation Bonds
U.S. Govt. Coll. U.S. Government Collateralized
VRDN Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index rate, which was 3.30% as of the close of the reporting period.

MUNICIPAL BONDS AND NOTES (97.7%)*	Rating**	Principal amount	Value
Guam (1.5%)
Territory of GU, Govt. G.O. Bonds, 5.00%, 11/15/31	Ba1	$430,000	$440,458
Territory of GU, Govt. Bus. Privilege Tax Rev. Bonds, Ser. F, 4.00%, 1/1/42	Ba1	1,300,000	1,182,293
Territory of GU, Govt. Wtr. Wks. Auth. Wtr. & Waste Wtr. Syst. Rev. Bonds, Ser. A, 5.00%, 1/1/50	A−	1,000,000	1,006,197
			2,628,948
Minnesota (95.0%)
Anoka-Hennepin, G.O. Bonds, (Indpt. School Dist. No. 11), Ser. A, 3.00%, 2/1/45	AAA	4,100,000	3,371,751
Apple Valley, Sr. Hsg. Rev. Bonds, (Orchard Path Phase II), 4.00%, 9/1/61	BB−/P	400,000	293,043
Aurora, G.O. Bonds, (Indpt. School Dist. No. 2711), Ser. B, zero %, 2/1/29	Aa1	940,000	773,782
Baytown Twp., Lease Rev. Bonds, Ser. A
4.00%, 8/1/41	BB+	1,550,000	1,263,474
4.00%, 8/1/36	BB+	300,000	264,095
Bethel, Charter School Lease Rev. Bonds, (Spectrum High School), Ser. A, 4.25%, 7/1/47	BB+	895,000	694,010
Burnsville, G.O. Bonds, Ser. A, 2.30%, 12/20/28	AAA	1,060,000	996,271
Center City, Hlth. Care Fac. Rev. Bonds, (Hazelden Betty Ford Foundation), 5.00%, 11/1/44	Baa1	500,000	498,050
Central MN Muni. Pwr. Agcy. Rev. Bonds, AGM
5.00%, 1/1/32	AA	250,000	280,159
5.00%, 1/1/31	AA	350,000	391,282
5.00%, 1/1/30	AA	215,000	238,791
4.00%, 1/1/42	AA	340,000	338,854
4.00%, 1/1/33	AA	175,000	182,379
3.00%, 1/1/37	AA	300,000	262,711
3.00%, 1/1/36	AA	300,000	269,609
3.00%, 1/1/35	AA	375,000	342,116
3.00%, 1/1/34	AA	780,000	717,387
Chisholm Cnty., G.O. Bonds, (Indpt. School Dist. No. 695), Ser. A, zero %, 2/1/34	Aa1	525,000	357,942
Chisholm, Indpt. School Dist. No. 695 G.O. Bonds, Ser. A
5.00%, 2/1/33	Aa1	480,000	540,196
5.00%, 2/1/31	Aa1	830,000	935,459

16 Minnesota Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (97.7%)* cont.	Rating**	Principal amount	Value
Minnesota cont.
Circle Pines, G.O. Bonds, (Indpt. School Dist. No. 12), Ser. A, zero %, 2/1/25	AAA	$750,000	$716,620
Cologne, Charter School Lease Rev. Bonds, Ser. A, 5.00%, 7/1/34	BB+	345,000	331,292
Deephaven, Charter School Lease Rev. Bonds, (Eagle Ridge Academy), Ser. A, 5.25%, 7/1/40	BB+	500,000	496,698
Duluth, COP, (Indpt. School Dist. No. 709)
Ser. B, 5.00%, 2/1/28	Aa1	1,390,000	1,493,241
Ser. B, 5.00%, 2/1/27	Aa1	370,000	391,621
Ser. A, 4.00%, 3/1/32	Baa1	1,355,000	1,303,277
Duluth, Econ. Dev. Auth. Rev. Bonds, (Benedictine Hlth. Syst. Oblig. Group), Ser. A
4.00%, 7/1/41	BB/P	930,000	688,488
4.00%, 7/1/36	BB/P	250,000	202,634
Duluth, Econ. Dev. Auth. Hlth. Care Fac. Rev. Bonds
(Essentia Hlth. Oblig. Group), Ser. A, 5.25%, 2/15/58	A−	1,000,000	1,006,340
(Essentia Hlth. Oblig. Group), 5.00%, 2/15/43	A−	2,000,000	2,030,004
(St. Luke’s Hosp. of Duluth Oblig. Group), 4.00%, 6/15/39	BB+	225,000	198,529
(St. Luke’s Hosp. of Duluth Oblig. Group), 4.00%, 6/15/38	BB+	375,000	335,374
(St. Luke’s Hosp. of Duluth Oblig. Group), 3.00%, 6/15/44	BB+	825,000	562,864
Forest Lake, Charter School Lease Rev. Bonds, (LILA Bldg. Co.), Ser. A
5.50%, 8/1/36	BB+	250,000	249,303
4.50%, 8/1/26	BB+	220,000	216,262
Gibbon, Indpt. School Dist. No. 2365 G.O. Bonds, Ser. A, 5.00%, 2/1/48	AAA	1,850,000	1,971,555
Ham Lake, Charter School Lease Rev. Bonds
(DaVinci Academy of Arts & Science), Ser. A, 5.00%, 7/1/47	BB−/P	500,000	416,429
(Parnassus Preparatory School), Ser. A, 5.00%, 11/1/36	BB+	250,000	241,003
Hastings, G.O. Bonds, (Indpt. School Bldg. & Dist. No. 200), Ser. A, zero %, 2/1/30	Aa1	1,000,000	801,035
Hennepin Cnty., G.O. Bonds, Ser. C
5.00%, 12/15/35	AAA	3,000,000	3,326,748
5.00%, 12/1/34	AAA	1,500,000	1,581,881
Hennepin Cnty., Regl. RR Auth. G.O. Bonds, Ser. A, 5.00%, 12/1/35	AAA	3,000,000	3,266,777
Independence, Charter School Rev. Bonds, (Global Academy, Inc.), Ser. A, 4.00%, 7/1/51	BB	650,000	474,367
Maple Grove, Hlth. Care Fac. Rev. Bonds, (Maple Grove Hosp. Corp.)
5.00%, 5/1/32	Baa2	500,000	515,002
5.00%, 5/1/31	Baa2	500,000	516,842
5.00%, 5/1/30	Baa2	850,000	880,402

Minnesota Tax Exempt Income Fund 17

MUNICIPAL BONDS AND NOTES (97.7%)* cont.	Rating**	Principal amount	Value
Minnesota cont.
Minneapolis & St. Paul, Metro. Arpt. Comm. Rev. Bonds
Ser. A, 5.00%, 1/1/52	A+	$2,000,000	$2,107,747
Ser. C, 5.00%, 1/1/37	AA−	825,000	866,660
Ser. C, 5.00%, 1/1/36	AA−	825,000	870,424
Ser. A, 5.00%, 1/1/35	A+	900,000	1,040,817
Ser. A, 4.25%, 1/1/52	A+	2,375,000	2,293,399
Minneapolis, G.O. Bonds
(Special School Dist. No. 1), Ser. A, 4.00%, 2/1/35	AAA	1,590,000	1,641,969
3.00%, 12/1/28	AAA	1,650,000	1,634,777
Minneapolis, Rev. Bonds, (YMCA of the Greater Twin Cities)
4.00%, 6/1/31	Baa2	100,000	101,267
4.00%, 6/1/27	Baa2	100,000	101,828
Minneapolis, Hlth. Care Syst. Mandatory Put Bonds (11/15/28), (Allina Hlth.), Ser. A, 5.00%, 11/15/52	AA−	2,000,000	2,140,628
Minneapolis, Hlth. Care Syst. Rev. Bonds
(Fairview Hlth. Svcs. Oblig. Group), Ser. A, 5.00%, 11/15/44	Baa1	250,000	251,393
(Fairview Hlth. Svcs. Oblig. Group), Ser. A, 5.00%, 11/15/34	Baa1	2,230,000	2,324,381
(Allina Hlth.), 4.00%, 11/15/40	AA−	4,510,000	4,415,824
(Fairview Hlth. Svcs. Oblig. Group), Ser. A, 4.00%, 11/15/38	Baa1	500,000	464,035
Minneapolis, Student Hsg. 144A Rev. Bonds, (Riverton Cmnty. Hsg.), 5.00%, 8/1/53	BB/P	500,000	467,058
Minnetonka, Hsg. Fac. VRDN, (Beacon Hill, Inc.), FNMA Coll., 3.26%, 5/15/34	VMIG 1	575,000	575,000
MN State COP
5.00%, 11/1/41	AA+	3,000,000	3,368,336
5.00%, 11/1/40	AA+	3,500,000	3,947,272
(Legislative Office Fac.), 5.00%, 6/1/37	AA+	3,000,000	3,015,431
MN State Higher Ed. Fac. Auth. Rev. Bonds
(St. Catherine U.), 5.125%, 10/1/48	Baa1	750,000	756,619
(Carleton College), 5.00%, 3/1/48	Aa2	2,750,000	2,938,262
(Bethel U.), 5.00%, 5/1/47	BB+	1,000,000	885,355
(Augsburg U.), Ser. A, 5.00%, 5/1/46	Ba1	750,000	664,090
(St. Catherine U.), 5.00%, 10/1/43	Baa1	600,000	609,035
(U. of St. Thomas), 5.00%, 10/1/40	A2	1,000,000	1,046,144
(Carleton College), 5.00%, 3/1/39	Aa2	1,010,000	1,118,201
(Carleton College), 5.00%, 3/1/38	Aa2	475,000	528,280
(Carleton College), 5.00%, 3/1/37	Aa2	500,000	564,050
(College of St. Benedict), Ser. 8-K, 5.00%, 3/1/37	Baa2	1,000,000	1,013,369
(U. of St. Thomas), Ser. L-8, 5.00%, 4/1/35	A2	750,000	777,692
(Macalester College), 4.00%, 3/1/48	Aa3	1,000,000	949,395
(St. Olaf College), 4.00%, 10/1/46	A1	5,100,000	4,922,297
(College of St. Benedict), Ser. 8-K, 4.00%, 3/1/43	Baa2	1,000,000	885,764
(College of St. Scholastica, Inc.), 4.00%, 12/1/40	Baa2	1,500,000	1,327,284
(St. John’s U.), 4.00%, 10/1/39	A2	425,000	422,792
(St. Catherine U.), Ser. A, 4.00%, 10/1/37	Baa1	580,000	553,828

18 Minnesota Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (97.7%)* cont.	Rating**	Principal amount	Value
Minnesota cont.
MN State Higher Ed. Fac. Auth. Rev. Bonds
(Carleton College), 4.00%, 3/1/37	Aa2	$500,000	$503,541
(St. Catherine U.), Ser. A, 4.00%, 10/1/36	Baa1	920,000	893,647
(College of St. Benedict), 4.00%, 3/1/36	Baa2	410,000	395,968
(St. John’s U.), 4.00%, 10/1/35	A2	170,000	172,883
(U. of St. Thomas), Ser. A, 4.00%, 10/1/35	A2	400,000	403,981
(St. John’s U.), 4.00%, 10/1/34	A2	175,000	178,686
(U. of St. Thomas), Ser. A, 4.00%, 10/1/34	A2	400,000	405,421
(St. John’s U.), 4.00%, 10/1/33	A2	475,000	486,276
(St. Olaf College), Ser. 8-N, 4.00%, 10/1/26	A1	85,000	86,511
(Macalester College), 3.00%, 3/1/43	Aa3	325,000	255,029
(Macalester College), 3.00%, 3/1/40	Aa3	360,000	300,063
(St. John’s U.), 3.00%, 10/1/38	A2	245,000	205,406
(St. Olaf College), 3.00%, 10/1/38	A1	2,000,000	1,712,958
(St. John’s U.), 3.00%, 10/1/36	A2	420,000	368,663
MN State Hsg. Fin. Agcy. Rev. Bonds, Ser. F, 3.00%, 7/1/52	Aa1	2,890,000	2,780,682
MN State Muni. Gas Agcy. Mandatory Put Bonds (12/1/27), Ser. A, 4.00%, 12/1/52	Aa1	4,000,000	3,980,196
MN State Muni. Pwr. Agcy. Elec. Rev. Bonds
Ser. A, 5.00%, 10/1/34	Aa3	850,000	860,769
5.00%, 10/1/33	Aa3	250,000	253,167
5.00%, 10/1/29	Aa3	350,000	368,722
MN State Office of Higher Ed. Rev. Bonds, (Supplemental Student Loan Program), 4.00%, 11/1/37	AA	200,000	193,540
MN State Res. Hsg. Fin. Agcy. Rev. Bonds
Ser. C, 4.00%, 8/1/39	Aa1	1,000,000	979,535
Ser. E, 3.50%, 1/1/46	Aa1	140,000	138,512
MN State Rural Wtr. Fin. Auth. Rev. Bonds, (Pub. Projects Construction), 4.375%, 4/1/25	AAA/P	2,000,000	2,007,139
Moorhead, Edl. Fac. Rev. Bonds, (Concordia College Corp.), 5.00%, 12/1/40	Baa1	500,000	505,044
Northern MN Muni. Pwr. Agcy. Elec. Syst. Rev. Bonds
5.00%, 1/1/41	A3	400,000	408,785
AGM, 5.00%, 1/1/41	AA	515,000	547,707
AGM, 5.00%, 1/1/39	AA	250,000	267,795
5.00%, 1/1/36	A3	180,000	187,435
5.00%, 1/1/35	A3	170,000	177,531
5.00%, 1/1/34	A3	210,000	219,353
5.00%, 1/1/33	A3	235,000	245,887
5.00%, 1/1/32	A3	215,000	225,435
5.00%, 1/1/31	A3	200,000	210,089
5.00%, 1/1/28	A3	250,000	259,134
Otsego, Charter School Lease Rev. Bonds, (Kaleidoscope Charter School), Ser. A, 5.00%, 9/1/44	BB−	200,000	172,809
Ramsey Cnty., G.O. Bonds, Ser. A, 3.375%, 2/1/39	Aaa	580,000	544,524
Ramsey, Charter School Rev. Bonds, (PACT Charter School), Ser. A, 5.00%, 6/1/32	BB+	600,000	594,682
Rice Cnty., G.O. Bonds, Ser. A, 4.00%, 2/1/48	AAA	2,000,000	1,949,379

Minnesota Tax Exempt Income Fund 19

MUNICIPAL BONDS AND NOTES (97.7%)* cont.	Rating**	Principal amount	Value
Minnesota cont.
Richfield, G.O. Bonds, (Indpt. School Dist. No. 280), Ser. A, 4.00%, 2/1/36	AAA	$1,500,000	$1,524,408
Rochester, G.O. Bonds, (Indpt. School Dist. No. 535), Ser. A, 4.00%, 2/1/32	AAA	1,805,000	1,891,334
Rochester, Elec. Util. Rev. Bonds, Ser. A
5.00%, 12/1/36	Aa3	500,000	521,761
5.00%, 12/1/35	Aa3	730,000	765,159
Rochester, Hlth. Care Fac. Rev. Bonds, (Mayo Clinic)
Ser. B, 5.00%, 11/15/36	Aa2	500,000	585,430
4.00%, 11/15/48	Aa2	1,500,000	1,438,586
Rochester, Hlth. Care Fac. VRDN, (Mayo Clinic)
Ser. A, 3.25%, 11/15/38	A-1+	2,000,000	2,000,000
Ser. B, 3.25%, 11/15/38	A-1+	2,000,000	2,000,000
Sartell, G.O. Bonds, (Indpt. School Bldg. & Dist. No. 748), Ser. B, zero %, 2/1/34	Aa1	700,000	463,913
Shakopee, G.O. Bonds, (Indpt. School Dist. No. 720), Ser. C, zero %, 2/1/30	Aa1	3,355,000	2,643,969
Shakopee, Hlth. Care Fac. Rev. Bonds, (St. Francis Regl. Med. Ctr.)
5.00%, 9/1/34	A−	670,000	672,383
5.00%, 9/1/29	A−	250,000	251,080
Southern MN Muni. Pwr. Agcy. Supply Syst. Rev. Bonds, Ser. A
5.00%, 1/1/47	A1	1,815,000	1,886,186
5.00%, 1/1/36	A1	500,000	516,842
St. Cloud, Hlth. Care Rev. Bonds, (CentraCare Hlth. Syst.)
Ser. A, 5.00%, 5/1/46	A2	1,500,000	1,513,784
4.00%, 5/1/49	A2	2,505,000	2,330,995
St. Paul, Hsg. & Redev. Auth. Rev. Bonds, (SPCPA Bldg. Co.), Ser. A, 4.625%, 3/1/43	BB−	350,000	288,519
St. Paul, Hsg. & Redev. Auth. Charter School Lease Rev. Bonds
(Hmong College Preparatory Academy), 5.00%, 9/1/55	BB+	2,500,000	2,147,659
Ser. A, 5.00%, 12/1/37	BBB−	500,000	499,300
(Twin Cities Academy), Ser. A, 5.00%, 7/1/35	BB	250,000	236,929
(German Immersion School), Ser. A, 5.00%, 7/1/33	BB	500,000	493,995
(Nova Classical Academy), Ser. A, 4.00%, 9/1/36	BB+	950,000	812,792
(Nova Classical Academy), 4.00%, 9/1/31	BB+	350,000	328,595
(Nova Classical Academy), 2.00%, 9/1/26	BB+	235,000	217,138
St. Paul, Hsg. & Redev. Auth. Energy Rev. Bonds, Ser. A, 4.00%, 10/1/33	A−	650,000	658,865
St. Paul, Hsg. & Redev. Auth. Hlth. Care Rev. Bonds, (Fairview Hlth. Svcs. Oblig. Group), Ser. A
4.00%, 11/15/37	Baa1	1,000,000	936,949
4.00%, 11/15/36	Baa1	1,000,000	947,424

20 Minnesota Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (97.7%)* cont.	Rating**	Principal amount	Value
Minnesota cont.
St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac. Rev. Bonds
(HealthPartners Oblig. Group), Ser. A, 5.00%, 7/1/32	A2	$500,000	$506,876
(HealthPartners), 5.00%, 7/1/30	A2	1,000,000	1,015,935
St. Paul, Hsg. & Redev. Auth. Hosp. Fac. Rev. Bonds, (Healtheast Care Syst.), Ser. A, U.S. Govt. Coll., 5.00%, 11/15/40 (Prerefunded 11/15/25)	AAA/P	650,000	667,966
St. Paul, Metro. Council Area G.O. Bonds, (Waste Wtr.), Ser. I, 3.00%, 3/1/27	Aaa	750,000	750,002
St. Paul, Port Auth. Dist. Energy Rev. Bonds, Ser. 23-3, 4.75%, 10/1/43	A−	1,000,000	995,111
St. Paul, Port Auth. Lease Rev. Bonds, (Regions Hosp. Pkg. Ramp), Ser. 1, 5.00%, 8/1/36	A−/P	680,000	680,311
U. of MN Rev. Bonds, Ser. A
5.00%, 9/1/42	Aa1	1,410,000	1,467,701
5.00%, 4/1/41	Aa1	2,000,000	2,051,072
5.00%, 9/1/40	Aa1	1,460,000	1,527,605
Warren-Alvarado-Oslo, G.O. Bonds, (Indpt. School Dist. No. 2176), Ser. A
3.625%, 2/1/40	Aa1	1,120,000	1,041,452
3.50%, 2/1/39	Aa1	1,300,000	1,207,358
3.25%, 2/1/36	Aa1	625,000	610,385
Western MN Muni. Pwr. Agcy. Rev. Bonds
(Red Rock Hydroelectric), Ser. A, 5.00%, 1/1/49	Aa2	3,500,000	3,609,260
Ser. A, 5.00%, 1/1/32	Aa2	500,000	519,102
Winona, G.O. Bonds, (Indpt. School Dist. No 861), Ser. A, 4.00%, 2/1/31	AAA	1,075,000	1,125,367
Wright Cnty., COP, Ser. A, 3.00%, 12/1/39	AA	1,050,000	878,000
Wright Cnty., G.O. Bonds
Ser. A, 3.45%, 12/1/37	AA+	1,680,000	1,558,811
(Cap. Impt. Plan), Ser. A, 3.30%, 12/1/35	AA+	2,050,000	1,943,421
			163,993,266
New Jersey (0.2%)
NJ State Econ. Dev. Auth. Rev. Bonds, (NYNJ Link Borrower, LLC), 5.375%, 1/1/43	BBB+	260,000	260,202
			260,202
Ohio (0.1%)
Warren Cnty., Hlth. Care Fac. Rev. Bonds, (Otterbein Homes Oblig. Group), Ser. A, 5.00%, 7/1/40	A	250,000	251,640
			251,640
Puerto Rico (0.3%)
Cmnwlth. of PR, G.O. Bonds, Ser. A-1, 4.00%, 7/1/37	BB/P	500,000	447,938
			447,938
Washington (0.6%)
Grays Harbor Cnty., Pub. Hosp. Dist. No. 1 Rev. Bonds, 6.75%, 12/1/44	BB+	1,000,000	1,042,332
			1,042,332
Total municipal bonds and notes (cost $173,975,999)			$168,624,326

Minnesota Tax Exempt Income Fund 21

SHORT-TERM INVESTMENTS (1.2%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 5.57% L	Shares	1,859,390	$1,859,390
U.S. Treasury Bills 5.463%, 1/23/24		$200,000	198,449
Total short-term investments (cost $2,057,830)			$2,057,839

TOTAL INVESTMENTS
Total investments (cost $176,033,829)	$170,682,165

Notes to the fund’s portfolio
	Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2023 through November 30, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc. and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $172,525,933.
**	The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
	Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
	144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
	On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, ICE LIBOR USD 1 Month, ICE LIBOR USD 3 Month, US SOFR, CME Term SOFR 3 Month or CME Term SOFR 6 Month rates, which were 3.30%, 5.46%, 5.63%, 5.33%, 5.37% and 5.33%, respectively, as of the close of the reporting period.
	The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
	The dates shown on debt obligations are the original maturity dates.
	The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
	Local debt	25.1%
	Education	24.8
	Health care	18.7
	Utilities	11.4

22 Minnesota Tax Exempt Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$168,624,326	$—
Short-term investments	—	2,057,839	—
Totals by level	$—	$170,682,165	$—

The accompanying notes are an integral part of these financial statements.

Minnesota Tax Exempt Income Fund 23

Statement of assets and liabilities 11/30/23 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $174,174,439)	$168,822,775
Affiliated issuers (identified cost $1,859,390) (Note 5)	1,859,390
Interest and other receivables	2,041,869
Receivable for shares of the fund sold	224,936
Prepaid assets	24,321
Total assets	172,973,291

LIABILITIES
Payable for investments purchased	70
Payable for shares of the fund repurchased	247,352
Payable for compensation of Manager (Note 2)	57,367
Payable for custodian fees (Note 2)	2,741
Payable for investor servicing fees (Note 2)	26,512
Payable for Trustee compensation and expenses (Note 2)	40,491
Payable for administrative services (Note 2)	543
Payable for distribution fees (Note 2)	25,282
Payable for auditing and tax fees	24,431
Distributions payable to shareholders	7,835
Other accrued expenses	14,734
Total liabilities	447,358

Net assets	$172,525,933

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$180,925,431
Total distributable earnings (Note 1)	(8,399,498)
Total — Representing net assets applicable to capital shares outstanding	$172,525,933

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($55,303,901 divided by 6,404,468 shares)	$8.64
Offering price per class A share (100/96.00 of $8.64)*	$9.00
Net asset value and offering price per class B share ($26,742 divided by 3,106 shares)**	$8.61
Net asset value and offering price per class C share ($3,579,400 divided by 415,154 shares)**	$8.62
Net asset value, offering price and redemption price per class R6 share
($4,513,313 divided by 521,497 shares)	$8.65
Net asset value, offering price and redemption price per class Y share
($109,102,577 divided by 12,610,331 shares)	$8.65

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

24 Minnesota Tax Exempt Income Fund

Statement of operations Six months ended 11/30/23 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $37,773 from investments in affiliated issuers) (Note 5)	$2,962,251
Total investment income	2,962,251

EXPENSES
Compensation of Manager (Note 2)	358,388
Investor servicing fees (Note 2)	80,500
Custodian fees (Note 2)	6,368
Trustee compensation and expenses (Note 2)	3,735
Distribution fees (Note 2)	87,910
Administrative services (Note 2)	1,581
Other	84,857
Total expenses	623,339
Expense reduction (Note 2)	(657)
Net expenses	622,682

Net investment income	2,339,569

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(762,070)
Swap contracts (Note 1)	16,750
Total net realized loss	(745,320)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	1,389,417
Swap contracts	(35,069)
Total change in net unrealized appreciation	1,354,348

Net gain on investments	609,028

Net increase in net assets resulting from operations	$2,948,597

The accompanying notes are an integral part of these financial statements.

Minnesota Tax Exempt Income Fund 25

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 11/30/23*	Year ended 5/31/23
Operations
Net investment income	$2,339,569	$3,901,075
Net realized gain (loss) on investments	(745,320)	174,581
Change in net unrealized appreciation (depreciation)
of investments	1,354,348	(3,844,987)
Net increase in net assets resulting from operations	2,948,597	230,669
Distributions to shareholders (Note 1):
From tax-exempt net investment income
Class A	(728,325)	(1,338,943)
Class B	(575)	(1,575)
Class C	(33,093)	(63,458)
Class R6	(69,133)	(126,132)
Class Y	(1,471,372)	(2,325,441)
Increase from capital share transactions (Note 4)	2,509,186	18,046,892
Total increase in net assets	3,155,285	14,422,012

NET ASSETS
Beginning of period	169,370,648	154,948,636
End of period	$172,525,933	$169,370,648

*Unaudited.

The accompanying notes are an integral part of these financial statements.

26 Minnesota Tax Exempt Income Fund

This page left blank intentionally.

Minnesota Tax Exempt Income Fund 27

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	on investments	distributions	of period	value (%)[a]	(in thousands)	net assets (%)[b]	net assets (%)	(%)
Class A
November 30, 2023**	$8.59	.11	.05	.16	(.11)	—	(.11)	$8.64	1.91*	$55,304	.45*	1.33*	17*
May 31, 2023	8.80	.20	(.21)	(.01)	(.20)	—	(.20)	8.59	(.09)	57,465.90		2.35	16
May 31, 2022	9.61	.16	(.79)	(.63)	(.16)	(.02)	(.18)	8.80	(6.65)	57,695.86		1.67	25
May 31, 2021	9.44	.17	.21	.38	(.17)	(.04)	(.21)	9.61	4.02	69,200.86		1.76	12
May 31, 2020	9.35	.19	.10	.29	(.19)	(.01)	(.20)	9.44	3.15	65,151.85		2.16	14
May 31, 2019	9.14	.23	.22	.45	(.23)	(.01)	(.24)	9.35	4.98	64,116.87		2.51	19
Class B
November 30, 2023**	$8.57	.09	.04	.13	(.09)	—	(.09)	$8.61	1.49*	$27	.75*	1.01*	17*
May 31, 2023	8.77	.15	(.20)	(.05)	(.15)	—	(.15)	8.57	(.59)	70	1.50	1.71	16
May 31, 2022	9.58	.10	(.79)	(.69)	(.10)	(.02)	(.12)	8.77	(7.24)	133	1.46	1.06	25
May 31, 2021	9.41	.11	.21	.32	(.11)	(.04)	(.15)	9.58	3.41	190	1.46	1.17	12
May 31, 2020	9.32	.13	.10	.23	(.13)	(.01)	(.14)	9.41	2.51	254	1.47	1.55	14
May 31, 2019	9.11	.17	.22	.39	(.17)	(.01)	(.18)	9.32	4.34	532	1.49	1.88	19
Class C
November 30, 2023**	$8.58	.08	.04	.12	(.08)	—	(.08)	$8.62	1.41*	$3,579	.82*	.95*	17*
May 31, 2023	8.79	.14	(.22)	(.08)	(.13)	—	(.13)	8.58	(.86)	3,730	1.65	1.58	16
May 31, 2022	9.60	.09	(.79)	(.70)	(.09)	(.02)	(.11)	8.79	(7.37)	4,705	1.61	.92	25
May 31, 2021	9.43	.10	.21	.31	(.10)	(.04)	(.14)	9.60	3.24	6,605	1.61	1.03	12
May 31, 2020	9.34	.12	.10	.22	(.12)	(.01)	(.13)	9.43	2.36	12,439	1.62	1.39	14
May 31, 2019	9.12	.16	.23	.39	(.16)	(.01)	(.17)	9.34	4.29	13,429	1.64	1.74	19
Class R6
November 30, 2023**	$8.61	.13	.03	.16	(.12)	—	(.12)	$8.65	1.94*	$4,513	.30 *	1.48*	17*
May 31, 2023	8.82	.23	(.22)	.01	(.22)	—	(.22)	8.61	.20	5,090.60		2.64	16
May 31, 2022	9.63	.18	(.78)	(.60)	(.19)	(.02)	(.21)	8.82	(6.37)	5,328.57		1.96	25
May 31, 2021	9.46	.19	.22	.41	(.20)	(.04)	(.24)	9.63	4.30	6,791.57		2.03	12
May 31, 2020	9.37	.22	.10	.32	(.22)	(.01)	(.23)	9.46	3.41	3,398.59		2.41	14
May 31, 2019	9.15	.25	.23	.48	(.25)	(.01)	(.26)	9.37	5.37	2,639.61		2.73	19
Class Y
November 30, 2023**	$8.61	.12	.04	.16	(.12)	—	(.12)	$8.65	1.92*	$109,103	.32*	1.45*	17*
May 31, 2023	8.82	.22	(.21)	.01	(.22)	—	(.22)	8.61	.17	103,016.65		2.60	16
May 31, 2022	9.63	.18	(.79)	(.61)	(.18)	(.02)	(.20)	8.82	(6.40)	87,088.61		1.93	25
May 31, 2021	9.46	.19	.22	.41	(.20)	(.04)	(.24)	9.63	4.27	72,862.61		2.01	12
May 31, 2020	9.37	.21	.10	.31	(.21)	(.01)	(.22)	9.46	3.38	54,063.62		2.38	14
May 31, 2019	9.16	.25	.22	.47	(.25)	(.01)	(.26)	9.37	5.22	42,285.64		2.72	19

* Not annualized.

** Unaudited.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

The accompanying notes are an integral part of these financial statements.

28 Minnesota Tax Exempt Income Fund	Minnesota Tax Exempt Income Fund 29

Notes to financial statements 11/30/23 (Unaudited)

Unless otherwise noted, the “reporting period” represents the period from June 1, 2023 through November 30, 2023. The following table defines commonly used references within the Notes to financial statements:

References to	Represent
Putnam Management	Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc.
State Street	State Street Bank and Trust Company
JPMorgan	JPMorgan Chase Bank, N.A.
SEC	Securities and Exchange Commission
OTC	over-the-counter
PIL	Putnam Investments Limited, an affiliate of Putnam Management

Putnam Minnesota Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax and Minnesota personal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax and Minnesota personal income tax (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate- to long-term maturities (i.e., three years or longer). Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in tax-exempt investments. Tax-exempt investments are issued by or for states, territories or possessions of the United States or by their political subdivisions, agencies, authorities or other government entities, and the income from these investments is exempt from both federal and Minnesota personal income tax. This investment policy cannot be changed without the approval of the fund’s shareholders. Interest income from private activity bonds may be subject to federal AMT for individuals. These investments are not included for the purpose of complying with the 80% investment policy. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 4.00%	bought with no initial sales charge	None
Converts to class A shares
Class B*	None	5.00% phased out over six years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class R6†	None	None	None
Class Y†	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

† Not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

30 Minnesota Tax Exempt Income Fund

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted by a shareholder against or on behalf of the fund, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The fund follows the accounting and reporting guidance in Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP), including, but not limited to, ASC 946. The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a–5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Minnesota Tax Exempt Income Fund 31

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging and gaining exposure to interest rate and term structure risk.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

32 Minnesota Tax Exempt Income Fund

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $320 million syndicated unsecured committed line of credit, provided by State Street ($160 million) and JPMorgan ($160 million), and a $235.5 million unsecured uncommitted line of credit, provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds and a $75,000 fee has been paid by the participating funds to State Street as agent of the syndicated committed line of credit. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At May 31, 2023, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$1,810,698	$685,344	$2,496,042

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $175,993,392, resulting in gross unrealized appreciation and depreciation of $1,604,020 and $6,915,247, respectively, or net unrealized depreciation of $5,311,227.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Minnesota Tax Exempt Income Fund 33

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,
0.540%	of the next $5 billion,	0.370%	of the next $50 billion,
0.490%	of the next $10 billion,	0.360%	of the next $100 billion and
0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.215% of the fund’s average net assets.

Putnam Management has contractually agreed, through September 30, 2024, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

PIL is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% of the average net assets of the portion of the fund managed by PIL.

On January 1, 2024, a subsidiary of Franklin Resources, Inc. (“Franklin Resources”) acquired Putnam U.S. Holdings I, LLC (“Putnam Holdings”), the parent company of Putnam Management and PIL, in a stock and cash transaction (the “Transaction”). As a result of the Transaction, Putnam Management (the investment manager to the fund and a wholly-owned subsidiary of Putnam Holdings) and PIL (sub-adviser to the fund and an indirect, wholly-owned subsidiary of Putnam Holdings) became indirect, wholly-owned subsidiaries of Franklin Resources. The Transaction also resulted in the automatic termination of the investment management contract between the fund and Putnam Management and the sub-management contract for the fund between Putnam Management and PIL that were in place for the fund before the Transaction. A shareholder meeting for the fund has been called to approve new investment management and sub-management contracts. In the meantime, Putnam Management and PIL continue to provide uninterrupted services with respect to the fund pursuant to interim investment management and sub-management contracts (together, the “Interim Advisory Contracts”) that were approved by the Board of Trustees for use while the fund continues to seek shareholder approval of new investment management and sub-management contracts. The terms of the Interim Advisory Contracts are identical to those of the investment management and sub-management contracts for the fund that were in place prior to consummation of the Transaction, except for the term of the contracts and those provisions required by regulation.

The Interim Advisory Contracts took effect on January 1, 2024 and will continue in effect for a term ending on the earlier of 150 days from that date (the “150-day period”) or, if shareholders of the fund approve new investment management and sub-management contracts with respect to the fund, the effective date of the new contracts. If shareholders of the fund do not approve new investment management and sub-management contracts before the end of the 150-day period, the Board of Trustees will consider what further action to take consistent with its fiduciary duties to the fund.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution

34 Minnesota Tax Exempt Income Fund

account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$27,260	Class R6	1,189
Class B	28	Class Y	50,285
Class C	1,738	Total	$80,500

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $657 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $142, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Franklin Resources, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$69,838
Class B	1.00%	0.85%	247
Class C	1.00%	1.00%	17,825
Total			$87,910

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $769 from the sale of class A shares and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Minnesota Tax Exempt Income Fund 35

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$35,029,773	$26,674,323
U.S. government securities (Long-term)	—	—
Total	$35,029,773	$26,674,323

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 11/30/23		YEAR ENDED 5/31/23
Class A	Shares	Amount	Shares	Amount
Shares sold	171,410	$1,458,293	1,451,723	$12,345,576
Shares issued in connection with
reinvestment of distributions	81,302	687,810	147,916	1,270,919
	252,712	2,146,103	1,599,639	13,616,495
Shares repurchased	(537,286)	(4,547,355)	(1,465,793)	(12,646,914)
Net increase (decrease)	(284,574)	$(2,401,252)	133,846	$969,581

	SIX MONTHS ENDED 11/30/23		YEAR ENDED 5/31/23
Class B	Shares	Amount	Shares	Amount
Shares sold	—	$—	2	$17
Shares issued in connection with
reinvestment of distributions	68	573	182	1,559
	68	573	184	1,576
Shares repurchased	(5,089)	(41,881)	(7,166)	(60,779)
Net decrease	(5,021)	$(41,308)	(6,982)	$(59,203)

	SIX MONTHS ENDED 11/30/23		YEAR ENDED 5/31/23
Class C	Shares	Amount	Shares	Amount
Shares sold	39,414	$333,844	64,680	$557,704
Shares issued in connection with
reinvestment of distributions	3,653	30,856	6,953	59,573
	43,067	364,700	71,633	617,277
Shares repurchased	(62,764)	(530,724)	(172,199)	(1,475,963)
Net decrease	(19,697)	$(166,024)	(100,566)	$(858,686)

36 Minnesota Tax Exempt Income Fund

	SIX MONTHS ENDED 11/30/23		YEAR ENDED 5/31/23
Class R6	Shares	Amount	Shares	Amount
Shares sold	49,842	$423,187	317,231	$2,749,997
Shares issued in connection with
reinvestment of distributions	8,145	69,083	14,630	126,033
	57,987	492,270	331,861	2,876,030
Shares repurchased	(127,654)	(1,085,536)	(344,782)	(2,944,002)
Net decrease	(69,667)	$(593,266)	(12,921)	$(67,972)

	SIX MONTHS ENDED 11/30/23		YEAR ENDED 5/31/23
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,626,679	$30,476,793	9,379,336	$80,529,288
Shares issued in connection with
reinvestment of distributions	173,131	1,467,333	269,224	2,318,129
	3,799,810	31,944,126	9,648,560	82,847,417
Shares repurchased	(3,157,467)	(26,233,090)	(7,556,014)	(64,784,245)
Net increase	642,343	$5,711,036	2,092,546	$18,063,172

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 5/31/23	cost	proceeds	income	of 11/30/23
Short-term investments
Putnam Short Term
Investment Fund**	$281,599	$31,626,329	$30,048,538	$37,773	$1,859,390
Total Short-term
investments	$281,599	$31,626,329	$30,048,538	$37,773	$1,859,390

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund focuses a majority of its investments in the state of Minnesota and may be affected by economic and political developments in that state.

Minnesota Tax Exempt Income Fund 37

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

OTC total return swap contracts (notional)	$1,500,000

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Swaps	Total
Interest rate contracts	$16,750	$16,750
Total	$16,750	$16,750

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Swaps	Total
Interest rate contracts	$(35,069)	$(35,069)
Total	$(35,069)	$(35,069)

38 Minnesota Tax Exempt Income Fund

Fund information

Investment Manager	Trustees	Jonathan S. Horwitz
Putnam Investment	Kenneth R. Leibler, Chair	Executive Vice President,
Management, LLC	Barbara M. Baumann, Vice Chair	Principal Executive Officer,
100 Federal Street	Liaquat Ahamed	and Compliance Liaison
Boston, MA 02110	Katinka Domotorffy
	Catharine Bond Hill	Kelley Hunt
Investment Sub-Advisor	Jennifer Williams Murphy	AML Compliance Officer
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam III	Martin Lemaire
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Derivatives Risk Manager
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President, The Putnam Funds
Denere P. Poulack
Custodian	Kevin R. Blatchford	Assistant Vice President,
State Street Bank	Vice President and	Assistant Clerk, and
and Trust Company	Assistant Treasurer	Assistant Treasurer

Legal Counsel	James F. Clark	Janet C. Smith
Ropes & Gray LLP	Vice President and	Vice President,
	Chief Compliance Officer	Principal Financial Officer,
Principal Accounting Officer,
	Michael J. Higgins	and Assistant Treasurer
Vice President, Treasurer,
	and Clerk	Stephen J. Tate
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Minnesota Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

This page left blank intentionally.

This page left blank intentionally.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Recovery of Erroneously Awarded Compensation.

Not Applicable

Item 14. Exhibits:

(a)(1) Not applicable

(a)(2) Not applicable

(a)(3) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Minnesota Tax Exempt Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 22, 2024

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: January 22, 2024